SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2010 (November 17, 2010)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure

Set forth below is a list of certain residential mortgage-backed securities (the “RMBS Securities”) that are insured by Ambac Assurance Corporation (“AAC”) where AAC is conducting a review of loans underlying such RMBS Securities. Such review includes forensic analyses of loan origination files and process and a re-underwriting of loans to determine whether there were breaches of representations and warranties made by the sponsors of such securities at the time such securities were issued. AAC believes, based on its review, that the sponsors of these securities are obligated to pay sums, which may in certain cases be material, to the issuers of some or all of the RMBS Securities listed below and/or to AAC in respect of such breaches of representations and warranties. AAC has either sought repurchase or intends to seek repurchase of certain loans. AAC believes, based on its review and internal calculations, that any recoveries will vary from security to security.

AAC’s review with respect to the RMBS Securities listed below is ongoing, and AAC may expand its review from time to time. There can be no assurance as to the outcome of these efforts.

First Franklin Mortgage Loan Asset-Backed Certificates, Series 2007-FFC

Nomura Asset Acceptance Corporation, Alternative Loan Trust, 2007-1

Nomura Asset Acceptance Corporation, Alternative Loan Trust, 2007-3

Citigroup HELOC Trust 2006-NCB1

GMAC Home Equity Loan Trust 2005-HE3

Chevy Chase Funding LLC, Series 2007-1

Chevy Chase Funding LLC, Series 2007-2

Countrywide Asset-Backed Certificates, Series 2005-16

Countrywide Asset-Backed Certificates, Series 2005-17

Countrywide Asset-Backed Certificates, Series 2006-11

Countrywide Asset-Backed Certificates, Series 2006-13

Option One Mortgage Loan Trust 2007-FXD1

In addition, AAC has initiated litigation with respect to the RMBS Securities listed below. The claims in such litigations include claims against the sponsor for breaches of representations and warranties among other claims. There can be no assurance as to the outcome of any such litigation.

SACO I Trust 2005-10 Mortgage-Backed Certificates, Series 2005-10

SACO I Trust 2006-2 Mortgage-Backed Certificates, Series 2006-2

SACO I Trust 2006-8 Mortgage-Backed Notes, Series 2006-8

Bear Stearns Second Lien Trust 2007-1, Mortgage-Backed Notes, Series 2007-1

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2004-K

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2004-L

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2004-M

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2004-N

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2004-O

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2004-T

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2005-F

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2006-B

Countrywide Revolving Home Equity Loan Asset Backed Notes, Series 2006-C

Countrywide Home Equity Loan Asset Backed Notes, Series 2006-S1

Countrywide Home Equity Loan Asset Backed Notes, Series 2006-S4

Countrywide Home Equity Loan Asset Backed Notes, Series 2006-S6

Home Equity Mortgage Trust 2007-1

Additional information regarding our review and our aggregate estimated recoveries with respect to certain securities (including the securities listed above) can be found in Ambac Financial Group Inc.’s Form 10-Q for the period ended September 30, 2010, filed November 15, 2010, under “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Representation and Warranty Breaches by RMBS Transaction Sponsors.”

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Certain statements in this document and the exhibits are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Ambac’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: November 18, 2010

	By:	/s/ Anne Gill Kelly
Anne Gill Kelly
Managing Director, Corporate Secretary and Assistant General Counsel